UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 20, 2007
                                                -------------------------------

                              GSAMP Trust 2007-NC1
                          ----------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
                    ----------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
                    ----------------------------------------
                  (Exact name of sponsor as specified in its charter)



        Delaware                    333-132809-50            13-3387389
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(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation                 File Number              Identification No.
   of depositor)                    of issuing entity)       of depositor)

85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices of depositor)             (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
               ------------

        On February 20, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-NC1 Mortgage Pass-Through Certificates, Series 2007-NC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Avelo Mortgage, L.L.C., as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as custodian, Wells Fargo Bank, N.A., as master servicer and securities administrator, and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,733,851,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 15, 2007, by and between the Company and the Underwriter.

        The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

        Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)     Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 15, 2007, by and between GS Mortgage Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Avelo Mortgage, L.L.C., as a servicer, New Century Mortgage Corporation, as servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as custodian, Wells Fargo Bank, N.A., as master servicer and securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 10.1 ISDA Master Agreement, dated as of February 21, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of February 21, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Confirmation, dated January 25, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated January 25, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as cap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

               Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 22, 2007                 GS MORTGAGE SECURITIES
                                     CORP.




                                     By:  /s/ Michelle Gill
                                        -------------------------
                                        Name: Michelle Gill
                                        Title: Vice President

                            INDEX TO EXHIBITS
Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------
      1            Underwriting Agreement, dated as of February        (E)
                   15, 2007, by and between GS Mortgage
                   Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

      4            Pooling and Servicing Agreement, dated as of        (E)
                   February 1, 2007, by and among GS Mortgage
                   Securities Corp., as depositor, Avelo
                   Mortgage, L.L.C., as a servicer, New
                   Century Mortgage Corporation, as
                   servicer, NC Capital Corporation, as
                   responsible party, Deutsche Bank National
                   Trust Company, as custodian, Wells Fargo
                   Bank, N.A., as master servicer and
                   securities administrator, and LaSalle
                   Bank National Association, as trustee.

     10.1          ISDA Master Agreement, dated as of February         (E)
                   21, 2007, by and between Goldman Sachs
                   Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

     10.2          Schedule to the Master Agreement, dated as          (E)
                   of February 21, 2007, by and between Goldman
                   Sachs Mitsui Marine Derivatives Products,
                   L.P., the swap provider, and Wells Fargo
                   Bank, N.A., the securities administrator
                   (included as part of Exhibit X to Exhibit 4).

     10.3          Confirmation, dated January 25, 2007, by and        (E)
                   among Goldman Sachs Capital Markets, L.P.,
                   Goldman Sachs Mitsui Marine Derivatives
                   Products, L.P., as swap provider, Goldman
                   Sachs Mortgage Company, L.P. and Wells Fargo
                   Bank, N.A., the securities administrator
                   (included as part of Exhibit X to Exhibit 4).

     10.4          Confirmation, dated January 25, 2007, by and        (E)
                   among Goldman Sachs Capital Markets, L.P.,
                   Goldman Sachs Mitsui Marine Derivatives
                   Products, L.P., as cap provider, Goldman
                   Sachs Mortgage Company, L.P. and Wells Fargo
                   Bank, N.A., as securities administrator
                   (included as part of Exhibit X to Exhibit 4).